UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-06103

Investors Cash Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  8/31

Date of reporting period:  5/31/2012

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of May 31, 2012 (Unaudited)

DWS Variable NAV Money Fund
	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 26.3%
Banco del Estado de Chile, 0.33%, 6/20/2012	500,000	500,015
China Construction Bank Corp., 0.45%, 6/20/2012	450,000	450,054
Mizuho Corporate Bank Ltd., 0.25%, 6/4/2012	450,000	450,004
Norinchukin Bank, 0.44%, 6/19/2012	400,000	400,052
Procter & Gamble Co., 1.375%, 8/1/2012	500,000	500,932
Skandinaviska Enskilda Banken AB:
0.27%, 7/24/2012	296,000	295,997
0.47%, 7/20/2012	250,000	250,065
Toronto-Dominion Bank, 0.14%, 7/6/2012	500,000	500,000

Total Certificates of Deposit and Bank Notes (Cost $3,346,967)		3,347,119
Commercial Paper 40.9%
Issued at Discount *
Barclays Bank PLC, 0.22%, 6/8/2012	259,000	258,992
Commonwealth Bank of Australia, 144A, 0.18%, 8/3/2012	500,000	499,850
DBS Bank Ltd., 144A, 0.26%, 8/29/2012	250,000	249,839
Erste Finance Delaware LLC, 0.18%, 6/1/2012	500,000	500,000
Hannover Funding Co., LLC, 0.51%, 7/9/2012	500,000	499,860
Kells Funding LLC, 144A, 0.58%, 9/20/2012	401,000	400,563
New York Life CAP Corp., 144A, 0.17%, 8/13/2012	500,000	499,610
Nieuw Amsterdam Receivables Corp., 144A, 0.25%, 6/11/2012	500,000	499,965
Oversea-Chinese Banking Corp., Ltd., 0.43%, 11/27/2012	501,000	499,898
Regency Markets No. 1 LLC, 144A, 0.23%, 6/18/2012	500,000	499,940
SBAB Bank AB, 144A, 0.47%, 8/29/2012	402,000	401,533
Siemens Capital Co., LLC, 144A, 0.16%, 6/20/2012	400,000	399,960

Total Commercial Paper (Cost $5,209,851)		5,210,010
Short-Term Notes 3.9%
Bank of Nova Scotia, 0.41%, 11/9/2012 (Cost $500,000)	500,000	499,935
Municipal Investments 21.3%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 0.19% **, 7/15/2028, LIQ: Fannie Mae	525,000	525,000
BlackRock MuniYield New York Quality Fund, Inc., Series W-7-2477, 144A, AMT, 0.3% **, 5/1/2041, LIQ: Citibank NA	400,000	400,000
Colorado, Housing Finance Authority, Single Family Mortgage Revenue, "I", Series A-3, AMT, 0.18% **, 5/1/2038, LOC: Fannie Mae, Freddie Mac	400,000	400,000
Harris County, TX, Cultural Education Facilities Finance Corp., Special Facilities Revenue, Texas Medical Center, Series B-2, 0.2% **, 9/1/2031, LOC: JPMorgan Chase & Co.	360,000	360,000
Illinois, State Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, Inc., 0.21% **, 4/1/2033, LOC: Northern Trust Co. (a)	200,000	200,000
Nuveen Premier Income Municipal Fund 2, Inc., Series 1-4895, 144A, AMT, 0.33% **, 5/5/2041, LIQ: Barclays Bank PLC	500,000	500,000
Pennsylvania, State Economic Development Financing Authority Revenue, NHS-AVS LLC, 0.22% **, 12/1/2038, LOC: TD Bank NA	330,000	330,000

Total Municipal Investments (Cost $2,715,000)		2,715,000
Government & Agency Obligations 7.7%
U.S. Treasury Obligations
U.S. Treasury Bill, 0.087% *, 10/18/2012	102,000	101,965
U.S. Treasury Notes:
0.375%, 8/31/2012	200,000	200,112
0.625%, 6/30/2012	100,000	100,039
0.625%, 7/31/2012	370,000	370,305
1.375%, 10/15/2012	200,000	200,907

Total Government & Agency Obligations (Cost $973,329)		973,328

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $12,745,147) †	100.1	12,745,392
Other Assets and Liabilities, Net	(0.1)	(16,572)

Net Assets	100.0	12,728,820

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

* Annualized yield at time of purchase; not a coupon rate.
**
Variable rate demand notes and variable rate preferred notes are securities whose interest rates are reset periodically at market levels.  These securities are payable on demand and are shown at their current rates as of May 31, 2012.

†
The cost for federal income tax purposes was $12,745,147.  At May 31, 2012, net unrealized appreciation for all securities based on tax cost was $245.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $330.

(a) Taxable issue.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.
LIQ: Liquidity Facility
LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund's investments.

	Level 1	Level 2	Level 3	Total
Assets
Investment in Securities (b)	$—	$12,745,392	$—	$12,745,392
Total	$—	$12,745,392	$—	$12,745,392

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended May 31, 2012.
(b)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable NAV Money Fund, a series of Investors Cash Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 24, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 24, 2012